SERIES A CONVERTIBLE PREFERRED SHARES	12 Months Ended
Dec. 31, 2011
SERIES A CONVERTIBLE PREFERRED SHARES

10. SERIES A CONVERTIBLE PREFERRED SHARES

On September 7, 2007, the Company issued and sold 3,365 (prior to bonus share issuance (Note 12)) Series A Preferred Shares. The Company sold 2,019 of these shares (prior to bonus share issuance (Note 12)) to a third party investor for cash proceeds of US$21,000,000 pursuant to a Securities Purchase Agreement dated September 5, 2007, or approximately US$10,401 per share, determined to be the fair value of such shares at the date of issuance. The Company issued the remaining 1,346 (prior to bonus share issuance (Note 12)) shares to Joint Benefit Group Limited (“JBGL”), a company indirectly owned and controlled by all of the Company’s ultimate ordinary shareholders for a nominal price (such that it was a pro rata distribution to all ultimate ordinary shareholders).

Pursuant to the Securities Purchase Agreement, JBGL simultaneously sold the 1,346 (prior to bonus share issuance (Note 12)) Series A Preferred Shares to the same third party investor for cash proceeds of US$14,000,000, or approximately US$10,401 per share, on September 7, 2007. While the form of the transaction was a distribution of preferred shares to the ultimate ordinary shareholders, the Company effectively made a cash distribution of US$14,000,000 to the ultimate ordinary shareholders in connection with the sale of 3,365 Series A Preferred Shares. The Company recorded the US$14,000,000 payment as a pro rata dividend to all of the ultimate ordinary shareholders in consideration of the dilution in their ownership interest in the Company as a result of the Series A Convertible Share investment.

The initial carrying value of the Series A Preferred Shares was offset by direct issuance costs of US$644,225.

The par value of the Company’s Series A Preferred Shares was US$0.001 per share. The significant terms were as follows:

Conversion

Each Series A Preferred Share is initially convertible into one ordinary share at any time after the date of issuance of such share, and shall be automatically converted into ordinary shares at the then-effective conversion price upon the completion of a qualifying Initial Public Offering(“IPO”).

A qualifying IPO, as defined in the Company’s memorandum and articles of association, means an underwritten public offering of the Company’s ordinary shares on a recognized share exchange that values the Company at no less than US$250,000,000 and that result in aggregate proceeds to the Company (net of selling expenses) of no less than US$62,500,000. On September 30, 2010, the definition of a qualifying IPO was amended to mean an initial public offering on a qualified exchange that values the Company at no less than US$250,000,000 immediately after the offering and that results in aggregate gross proceeds from the offering to be no less than US$75,000,000, including aggregate gross proceeds to the investor in Series A Preferred Shares of no less than US$25,000,000.

The conversion price of the Series A Preferred Shares is subject to adjustment for certain events, including but not limited to share splits, share dividends, reorganizations, mergers, consolidations, reclassifications, exchanges and substitutions. The conversion price of the Series A Preferred Shares is also subject to adjustment in the event the Company issues additional ordinary shares at a price per share that is less than such conversion price. In such case, the conversion price of the Series A Preferred Shares shall be reduced, concurrently with such issuance, to the price per share at which the additional shares are issued.

In addition to the foregoing, if the Company’s aggregate adjusted net profit after taxes for the 24 months period beginning January 1, 2007 and ending December 31, 2008 is less than US$18,000,000, the then effective conversion price of the Series A Preferred Shares shall be adjusted downwards in accordance with the formula set forth in the Company’s memorandum and articles of association. The aggregate adjusted net profit was greater than US$18,000,000 for the said 24 months and thus no adjustment event occurred.

The conversion price of the Series A Preferred Shares was adjusted to US$0.50 per share in May 2008 on a retrospective basis (Note 12).

No beneficial conversion feature charge was recognized for the issuance of Series A Preferred Shares as the estimated fair value of the ordinary shares is less than the conversion price on the date of issuance and at the time of the aforementioned conversion adjustment assessment.

Voting rights

Each Series A Preferred Share has voting rights equivalent to the number of the Company’s ordinary shares into which it is convertible.

Dividends

The holders of the outstanding Series A Preferred Shares shall be entitled to receive, out of any funds legally available, non cumulative dividends for each Series A Preferred Share held as and when declared by the Board of Directors. In the event the Company shall declare a dividend or similar distribution to the holders of ordinary shares, the holders of Series A Preferred Shares shall be entitled to a proportionate share of any such dividend or distribution as though the Series A Preferred Shares were converted into ordinary shares on the record date.

Redemption rights

Holders of the Series A Preferred Shares have the option to redeem such shares, in whole or in part, upon the occurrence of a material breach of one or more of the investment agreements in connection with the Series A Preferred Shares, as set forth in the Company’s memorandum and articles of association.

The redemption price per Series A Preferred Share is equal to the original purchase price per share (as adjusted in accordance with the Company’s memorandum and articles of association), plus an additional sum equal to a return of 12% on the purchase price, compounded quarterly from the date of the issuance to the date on which the actual payment is made, plus all accrued but unpaid dividends.

The Company has not recorded accretion as the likelihood of occurrence for the redemption event is considered remote. The Company classified the Series A Preferred Shares in the mezzanine section of the consolidated balance sheets in accordance with the provisions of Accounting Series Release No. 268 (“ASR 268”).

Liquidation preference

In the event of any liquidation, dissolution or winding up of the Company or any consolidation, amalgamation, trade sale, merger, corporate reorganization or other transaction involving the Company in which its shareholders do not retain a majority of the voting power in the surviving entity, or a sale of all or substantially all the Company’s assets, the holders of Series A Preferred Shares are entitled to receive an amount per Series A Preferred Share equal to 100% of the original purchase price (as adjusted for any share splits, share dividends, combinations, recapitalizations and similar transactions), plus all declared but unpaid dividends, plus an amount equal to a return of 12% on the purchase price, compounded quarterly from the date of the sale to the date on which the actual payment is made.

Form of charge agreement

On September 4, 2007, the founders agreed to pledge to the third party investor 2,673 (prior to bonus share issuance (Note 12)) ordinary shares for certain enforcement events as defined in the Securities Purchase Agreement resulting in an amount becoming payable to the third party investor by the indemnifying parties (including the Company and the founder). Pledged shares shall be released upon the earlier of the expiration of the enforcement events, a qualified public offering and/or liquidation event. During the pledge period, the founder is still entitled to the voting and dividend rights. The charged shares were all released in April 2010.

All of the outstanding 69,994,014 Series A Preferred Shares were automatically converted into 69,994,014 ordinary shares on a one-for-one basis upon the completion of the qualifying IPO that occurred on October 19, 2010.